Newtek®
"The Small Business Authority®"
www.thesba.com

Newtek Business Services, Inc.
“The Small Business Authority®”
Hosted by:
Barry Sloane, President & CEO
Jennifer Eddelson, EVP & CAO
First Quarter 2014
Financial Results Conference Call
May 7, 2014 4:15pm ET
NASDAQ: NEWT
www.thesba.com
Investor Relations Public Relations
Newtek Investor Relations Hayden Investor Relations Newtek Public Relations
Jayne Cavuoto
Director of IR
jcavuoto@thesba.com
(212) 273-8179
Brett Maas
brett@haydenir.com
(646) 536-7331
Peter Seltzberg
peter@haydenir.com
(646) 415-8972
Simrita Singh
Director of Marketing
ssingh@thesba.com
(212) 356-9566
Exhibit 99.1

Newtek®
"The Small Business Authority®"
www.thesba.com
Newtek

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995.
All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the
Securities and Exchange Commission and available through http://www.sec.gov

Newtek®
"The Small Business Authority®"
www.thesba.com

Business Development Company
The Company expects to present to its shareholders a proposal to convert to a Business Development Company (“BDC”) once we are cleared to do so by the SEC
In addition, the Company has filed preliminary materials to conduct a public offering of up to $50 million of the shares of the BDC in conjunction with the conversion
We will not be able to offer any further information or take any questions regarding this proposed conversion or offering

Newtek®
"The Small Business Authority®"
www.thesba.com

Q1 2014 Financial Highlights
Reaffirmed 2014 consolidated guidance
•
Expect double-digit top- and bottom-line percentage growth in 2014
Adjusted EBITDA was $4.8 million; a year-over-year increase of 10.6%
Operating revenues were $36.1 million; a year-over-year increase of 5.7%
Pretax net income was $2.2 million; a year-over-year increase of 0.6%
Diluted EPS of $0.04 equal to Q1 2013
Small Business Finance Segment
•
Revenue: $10.0 million; a year-over-year increase of 34.8%
•
Pretax income: $2.7 million; a year-over-year increase of 23.7%

Newtek®
"The Small Business Authority®"
www.thesba.com

Q1 2014 Operational Highlights
Originated $45.7 million in loans, a 31.2% year-over-year increase
•
Expect to originate between $240-$260 million in loans in 2014
Lender on a run rate to receive over $6.0 billion in referrals for 2014, versus the $4.4 billion in referrals received in 2013
Total loan servicing portfolio grew by 95.6% to $1.1 billion in Q1 2014 on a year-over-year basis
Through Q1 2014, received 500,000+ referrals from independent business owners through NewTracker®
Expanded alliance partnerships with nationally recognized firms such as The Hartford, Teachers Federal Credit Union (“TFCU”) and Paragon
Financial Group, Inc.
Expanding depth and breadth of management team with hiring of senior executives

Newtek®
"The Small Business Authority®"
www.thesba.com

Company Reduces Cost of Capital
Potential BDC equity raise
Potential $20 million facility with Capital One Bank to refinance
Summit Capital Partners debt
Potential closing of $75 million Goldman Sachs small business lending warehouse line

Newtek®
"The Small Business Authority®"
www.thesba.com

Building Our Senior Executive Team
Richard
Rebetti,
President and Chief Operating Officer of Newtek Technology
Services
•
Over 20 years’ experience both business development and executive operations of high technology and communication companies
•
Former Chief Operating Officer of Data Storage Corporation and Telco Group Inc.
•
Former Chief Technology Officer of STi Prepaid, LLC
Susan
Streich,
Chief Risk Officer and Chief Compliance Officer for Newtek
Business Services, Inc. and Newtek Small Business Finance
•
Over 30 years’ experience as an executive level finance professional; extensive experience initiating and leading national small business lending departments and ensuring their compliance with federal and corporate requirements.
•
Former Senior Advisor, Project Lead and Subject Matter Expert at Booz Allen
Hamilton, advising clients including the U.S. Department of Treasury, Community
Development Financial Institutions Fund and the State Small Business Credit
Initiative Fund
•
Former Director of Capital One Bank and President of Transamerica Small Business
Capital

Newtek®
"The Small Business Authority®"
www.thesba.com

Reaffirmed 2014 Guidance*

Operating Revenue:
•
Midpoint of $161.0 million, with a range of $154.0 million and $168.0 million
•
Increase of 12.1% over 2013 revenue of $143.6 million
Pretax Income:
•
Midpoint of $13.5 million, with a range of $11.8 million and $15.1 million
•
Increase of 21.6% over 2013 pretax income $11.1 million
Diluted EPS:
•
Midpoint of $0.23, with a range of $0.20 and $0.26 per share
•
Increase of 15.0% over 2013 diluted EPS of $0.20
Adjusted EBITDA**:
•
Midpoint of $26.0 million, with a range of $24.5 million and $27.5 million
•
Increase of 26.2% over 2013 Adjusted EBITDA* of $20.6 million
**See slide 28 for definition of Adjusted EBITDA
Expect double-digit top- and bottom-line percentage growth in 2014
*As of 5/7/2014

Newtek®
"The Small Business Authority®"
www.thesba.com

Consolidated Balance Sheet

$ in thousands
Balance
March  31, 2014
Balance
Dec  31, 2013
Total Cash & Cash Equivalents* $20,803 $29,385
Total Assets $192,448 $198,612
Total Liabilities $113,949 $121,603
Total Equity $78,499 $77,009
Selected Items
*Includes restricted cash of $10.6 million at March 31, 2014, and $16.9 million at December 31, 2013

Newtek®
"The Small Business Authority®"
www.thesba.com

SBF
$10.0M

SBF Revenue Trend
$ in millions
$12
$10
$8
$6
$4
$2
$-
$5.1
$4.8
$7.4
$10.0
Q1 '11
Q1 '12
Q1 '13
Q1 '14

Small Business Finance

Q1 2014 SBF revenue increased by 34.8% to $10.0 million
Funded $45.7 million in Q1 2014, a 31.2% increase year-over-year
•
Company on track to originate $240 to $260 million in SBA 7(a) loans in 2014
Total loan servicing portfolio grew by 95.6% to $1.1 billion in Q1 2014 on a year-over-year basis
Lender on a run rate to receive over $6.0 billion in referrals for 2014, versus the $4.4 billion in referrals received in 2013
Q1 2014 SBF revenue was 27.8% of total operating revenue
Newtek Business Service, Inc.
Q1 2014 Total Operating
Revenue:
$36.1
million

Newtek®
"The Small Business Authority®"
www.thesba.com

Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranteed Balance (75%) $750,000
Unguaranteed Balance (25%) $250,000
Premium* 12.5%

Loan Sale Transaction
Direct Revenue / Expense of a Loan Sale Transaction – An Example
Resulting Revenue (Expense)
Associated Premium**
$93,750
Servicing Asset***
$18,630
Total Premium Income $112,380
Packaging Fee Income $2,500
FV Discount $(15,000)
Referral Fees $(7,500)
Total Direct Expenses $(22,500)
Net Risk-adjusted Profit Recognized $92,380
Net Cash Created pretax
(post securitization)****
$11,250
**Assumes 12.5% of the Guaranteed balance
*** Value determined by GAAP servicing value; a
present value of future servicing income
**** Assuming the loan is sold in a securitization in
12 months
*Premiums above 10% split 50/50 with SBA.  This
example assumes guaranteed balance is sold at
15%.  The additional 5% (15%-10%) is split with SBA.
Newtek nets 12.5%

Newtek®
"The Small Business Authority®"
www.thesba.com

Loan Sale Transaction
Net Cash Created Pretax
Guaranteed Balance $750,000
Premium Received  on
Guaranteed Balance**
$93,750
Cash received in
Securitization***
$167,500
Total $1,011,250
Net Cash Created pretax
(post securitization)****
$11,250
**Assumes 12.5% of the Guaranteed balance
*** Assumes 67% advance rate in securitization on
unguaranteed balance
**** Assuming the loan is sold in a securitization in 12 months
*Premiums above 10% split 50/50 with SBA.  This
example assumes guaranteed balance is sold at
15%.  The additional 5% (15%-10%) is split with SBA.
Newtek nets 12.5%
Net cash assumes: cash premium on guaranteed balance after sale PLUS cash from
securitizing unguaranteed balance in an S&P-rated structured-finance transaction
Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranteed Balance (75%) $750,000
Unguaranteed Balance (25%) $250,000
Premium* 12.5%
Net Cash Created in Loan Sale Transaction – An Example

Newtek®
"The Small Business Authority®"
www.thesba.com

Comparative Loan Portfolio Data
Loan Characteristic As of 12/31/10 As of 3/31/14
Business Type:
Existing Businesses 53.93% 79.57%
Business Acquisition 25.89% 13.45%
Start-Ups 20.18% 6.98%
Primary Collateral:
Commercial RE 45.33% 53.61%
Machinery & Equipment 22.79% 24.90%
Residential RE 22.27% 11.00%
Other 9.61% 6.68%
Percentage First Lien on RE:
Commercial RE 84.84% 95.69%
Residential RE 9.87% 22.67%
Other:
Weighted Average Mean FICO 675 707
Weighted Average Current LTV 78.23% 72.62%
(12/31/10 vs. 3/31/2014)
Loan Characteristic As of 12/31/10 Loan Characteristic As of 3/31/14
Industry: Industry:
Restaurant 10.60% Restaurant 6.94%
Hotels & Motels 7.58%
Amusement,
Gambling and
Recreation 6.15%
State Concentration:
State Concentration:
Florida 21.55% New York 13.16%
New York 12.66% Florida 8.97%
Georgia 14.08% Texas 7.65%

Newtek®
"The Small Business Authority®"
www.thesba.com

$ in millions

Newtek

Servicing Portfolio

The SBF servicing portfolio – Q1 2013 vs. Q1 2014
•
Total servicing portfolio increased by 95.6% to $1.1 billion
Newtek portfolio increased by 37.5%
Third-party servicing portfolio increased by 227.3%
Plan to continue to grow the loan servicing aspect of the business both organically, through growth in loan originations, as well as through acquisition of third-party loan servicing portfolios
*Principal balance of loans serviced (dollars in millions)
$379.2
$167.2
$546.4
$521.5
$547.3
$1,068.7
NEWT Loans* Servicing Other Loans* Total Loans*
Q1 2013 Q1 2014

Newtek®
"The Small Business Authority®"
www.thesba.com

$ in millions

Newtek

Q1 2014 EPP revenue decreased slightly by 0.7% to $21.5 million
Commenced advertising campaign for EPP Division in Q1 2014
•
Aim to increase the national recognition of EPP program, and grow merchant client base, attracting new quality independent sales organizations ("ISOs"), agent banks and merchant processing customers to our program
Electronic Payment Processing

EPP
Revenue
$21.5M
Q1 2014 EPP revenue was 59.7% of total operating revenue
Newtek Business Services, Inc.
Q1 2014 Total Operating
Revenue:
$36.1 million
$20.1
$20.6
$21.7
$21.5
$0
$4
$8
$12
$16
$20
$24
Q1 '11 Q1' 12 Q1 '13 Q1' 14
EPP Revenue Trend

Newtek®
"The Small Business Authority®"
www.thesba.com

Electronic Payment Processing

Growth in business depends on:
• Execution of Point of  Sale (“POS”) in the Cloud Strategy
• Execution of EuroPay, Mastercard® and Visa® (“EMV”) Strategy
• Growth of Newtek Advantage™ platform
• Successful integration of our EPP product into The Newtek
Advantage™
– Digital financial reporting and digital tax products to be developed and integrated into The Newtek Advantage™
• Successful execution of all of the above with new and existing alliance partners

Newtek®
"The Small Business Authority®"
www.thesba.com

$ in millions

Managed Technology Solutions

MTS
$4.1M
Q1 2014 MTS revenue decreased by 7.7% to $4.1 million
This segment is being transformed to take advantage of shift to cloud-based business trends including: eCommerce, Payroll and Insurance
Upgrade to Linux-based platforms expected to help increase revenues and margins
Launched Cloud Authority™ TV advertising campaign in Q1 2014
•
Aim to attract IT decision makers and small business owners to Newtek’s industry-
leading cloud offerings
Q1 2014 MTS revenue was 11.2% of total operating revenue
Newtek Business Services, Inc.
Q1 2014 Total Operating
Revenue:
$36.1 million
$4.8
$4.7
$4.4
$4.1
$-
$1
$2
$3
$4
$5
Q1' 11 Q1' 12 Q1' 13 Q1' 14
MTS Revenue Trend

Managed Technology Solutions

Results attributable to:
•
Decrease in the number of lower-priced shared hosting plans
•
Decrease in the number of higher-priced dedicated hosting plans
•
Maintained investment in software development costs given lower revenues
Key to turnaround success:
•
Execute on hyper-growth plans for Cloud offerings
•
Growth in the number of  higher-priced dedicated server plans
•
Integrate additional products and services into our existing Cloud offering

Newtek®
"The Small Business Authority®"
www.thesba.com

Newtek: 2014 and Beyond

To further our position as THE brand, the authoritative presence, that independent business owners depend on for business and financial products and services
Is our operating model more similar to Walmart or Amazon? Walmart
•
We control the service experience: 24/7/365
•
We take care of our business clients
•
We are The Authority for financial and business products and services
How do we Succeed?
•
Winning technology as a FinTech Company
•
Services in the Cloud through The Newtek Advantage®
•
Aggressive marketing strategy

Newtek®
"The Small Business Authority®"
www.thesba.com

Positioned as a FinTech Company

Proprietary state-of-the-art web-based technology, NewTracker® allows cost-
effective client acquisition
•
NewTracker® technology positions Newtek as a FinTech Company
•
To date have received 500,000+  referrals from independent business owners through
NewTracker®
•
FinTech approach to customer acquisition disintermediates human function and provides a cost advantage to Newtek versus its industry peers
•
This Internet trend is prevalent in the Global economy
The Newtek Advantage™: Cloud-based operating platform
•
Our business services are hosted in our Cloud and reported directly to a business owners’ tablet, telephone phone or desktop, or by a human in our service center in real time through a mobile application accessible by the business anytime
Integration of Products
•
Integrated offerings are our key to the highest level of customer service giving Newtek a tremendous competitive advantage in the market

Newtek®
"The Small Business Authority®"
www.thesba.com

All-in-one e-Commerce offering
•
Secure proprietary gateway
•
Web Design
•
Secure web hosting in the Cloud
•
We are the merchant processor
•
Data protection and secure payments
Payroll
•
Health & Benefits
•
Worker’s Compensation and P&C
•
Payroll in the Cloud
Payroll and point of sale (“POS”) in the Cloud
•
Plan to integrate into digital financial reporting and digital tax similar to
Intuit’s QuickBooks or online tax
Positioned as a FinTech Company

Services in the Cloud Through
The Newtek Advantage™

Current working modules include:
•
eCommerce in the Cloud
•
Payroll in the Cloud
•
Web hosting in the Cloud
•
Manage a business from a mobile device, i.e. Tablet or Smartphone
Intend to add modules including:
•
Insurance Agency in the Cloud
•
Cloud Hosting of financial reporting and tax
•
Lending information in the Cloud
•
POS in the Cloud
How do we do this?
•
11 years of developing this platform from ‘ground zero’
•
To date have received 500,000+ referrals from independent business owners through NewTracker®

Newtek®
"The Small Business Authority®"
www.thesba.com

Marketing Strategy

Continue branding of The Small Business Authority®
•
Present Company to the independent business audience as the
authoritative presence in the small- and medium-sized business market for all their business and financial product and service needs
Expansion of national TV advertising campaign
Growth through acquisition and viral marketing
Expand alliance relationships
Grow client database with new outbound efforts including:
•
Newsletters
•
Magazine
•
Social media

Newtek®
"The Small Business Authority®"
www.thesba.com

Competition

Publicly Traded Comparables
Intuit, Inc. (INTU) Digital River, Inc. (DRIV) Heartland Payment Systems, Inc.  (HPY)
Vantiv, Inc. (VNTV) JetPay, Inc. (JTPY)
formerly UBPS
Web.com Group, Inc. (WWWW)
Endurance International Group, Inc. (EIGI) Rackspace Holdings, Inc. (RAX) Paychex, Inc. (PAYX)
ADP® (ADP) Marchex, Inc. (MCHX) Cbeyond, Inc. (CBEY)

Newtek®
"The Small Business Authority®"
www.thesba.com

Comparable Company Statistics
Lending Club – $3.8 billion market valuation
• 4/17/2014: raised $115 million in debt and equity
On Deck Capital – recently raised $180 million in venture capital
• Have made less than $1.0 billion in loans
Go Daddy estimated worth more than $6 billion in an IPO, based on GoDaddy’s
CEO’s sales growth projections; IPO planned for 2
nd
half of 2014
•
GoDaddy previously announced strategic purchase of a cloud-based financial management application company to reach more small businesses
Digital River (DRIV) purchased LML Payment Systems (LMLP)
Universal Business Payment Solutions (UBPS), now JetPay, LLC (JTPY), completed
$179 million acquisition of credit/debit card sales and processing (JetPay, LLC), payroll processing and tax filing companies (AD Computer Corporation)

Newtek’s competitive advantage
is its experience of providing a “suite of services”
which are integrated on a similar, coordinated platform, and are available in the
Cloud; it’s called The Newtek Advantage™

Newtek®
"The Small Business Authority®"
www.thesba.com

Investment Summary
Publicly traded Company since 2000
Management’s interests aligned with shareholders
•
CEO alone owns approximately 13.4% of outstanding shares*
•
Founders, Management and Board combined own over 25% of outstanding shares*
Trades at approximately 4.0x 2014 forecasted Adjusted EBITDA**
•
2014 forecasted Adjusted EBITDA** of $26.0 million, an increase of approximately
26.2% over FY 2013 Adjusted EBITDA** of $20.6 million
Growing revenues
•
Expect to grow revenues by approximately 12% in 2014
Tremendous opportunity to penetrate market
•
Over 27.5 million small businesses in the U.S.
Inexpensive relative to market comparables
•
Market comps: DRIV, WWWW, VNTV, JTPY, EIGI, INTU

*As of 5/7/2014
**See slide 28 for definition of Adjusted EBITDA

Newtek®
"The Small Business Authority®"
www.thesba.com

NEWT Daily
5/06/14
3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
Volume
©BigCharts.com
1.0
0.5
0.0
Millions
Jun
Jul
Aug
Sep
Oct
Nov
Dec
14
Feb
Mar
Apr
May

Key Statistics – NASDAQ: NEWT

Stock Price
52-Week Range
Common Shares O/S
Market Cap
Avg. Daily Trading Vol.
(200-day average)
Share Statistics* (USD)
………………………....................
*As of 5/6/2014
**See slide 28 for definition of Adjusted EBITDA
*** As of 5/7/2014. Represents midpoint of expected range
2014 Guidance***
………………………...........................
Revenue $161.0M
Pre-tax Income $13.5M
Diluted EPS $0.23
Adjusted EBITDA** $26.5M
81,166
$99.9M
$1.98-$3.43
37.0M
$2.70

Financial Review Jennifer C. Eddelson - CAO

Non-GAAP Financial Measures

In evaluating its business, Newtek considers and uses adjusted EBITDA as a supplemental measure of its operating performance.  The Company defines adjusted EBITDA as earnings before income from tax credits, interest expense, taxes, depreciation and amortization, stock compensation expense, other than temporary decline in value of investments, Capco fair value change and the amortization of the 2011 accrued loss on the lease restructure.  Newtek uses adjusted EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP.
Adjusted EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, adjusted EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its
GAAP results and using adjusted EBITDA only supplementally.
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

Newtek®
"The Small Business Authority®"
www.thesba.com

In millions of dollars *Note: totals may not add due to rounding
Q1 2014 Actual vs.  Q1 2013 Actual

Revenue For
The Quarter
Ended
March 31, 2014
Revenue For
The Quarter
Ended
March 31, 2013
Pretax Income
(Loss) For The
Quarter Ended
March 31, 2014
Pretax Income
(Loss) For The
Quarter Ended
March 31, 2013
ADJUSTED
EBITDA For The
Quarter Ended
March 31, 2014
ADJUSTED
EBITDA For The
Quarter Ended
March 31, 2013
Electronic
Payment
Processing
21.528 21.679 1.718 1.835 1.805 1.950
Small
Business
Finance
10.038 7.449 2.691 2.175 4.671 3.686
Managed
Technology
Solutions
4.056 4.394 0.751 0.896 1.104 1.256
All Other 0.576 0.646 (0.399) (0.462) (0.339) (0.404)
Corporate
Activities
0.199 0.200 (2.187) (1.956) (2.116) (1.854)
CAPCO 0.104 0.050 (0.271) (0.286) (0.215) (0.275)
Interco
Eliminations
(0.414) (0.274) (0.087) – (0.087) –
Total 36.087 34.144 2.216 2.202 4.823 4.359

Newtek®
"The Small Business Authority®"
www.thesba.com

2014 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small Managed Total Inter-
Payment Business Technology All Corporate Business CAPCO Company
Processing Finance Solutions Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2014 Full Year
Revenue 90.2 99.2 44.0 47.0 17.4 19.2 2.6 2.8 0.8 0.8 155.0 169.0 0.2 0.2 (1.2) 154.0 168.0
Pretax Income (Loss) 8.3 9.2 13.6 15.2 3.3 3.7 (1.1) (1.1) (11.0) (10.6) 13.1 16.4 (1.3) (1.3) - 11.8 15.1
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - 0.1 0.1 0.1 - - - 0.6 0.5 0.9 0.7 - - - 0.9 0.7
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 8.5 8.3 0.1  0.1 - - - - 8.6 8.4 0.2 0.2 - 8.8   8.6
Depreciation and
Amortization 0.4 0.4 1.5 1.5 1.3 1.3 0.2   0.2   0.1 0.1 3.5 3.5 - - - 3.5 3.5
Adjusted EBITDA 8.7 9.5 23.8 25.1 4.8 5.2 (0.9) (0.8) (10.5) (10.2) 26.8 28.8 (1.4) (1.2) - 24.5 27.5

*As of 5/7/2014

Addenda

Newtek®
"The Small Business Authority®"
www.thesba.com

Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended March 31, 2014
In millions of dollars
*Note: totals may not add due to rounding

Pretax
Income
(Loss)
Income from
Tax Credits
Net
Change in
Fair Value
of Credits
in Lieu of
Cash and
Notes
Payable in
Credits in
Lieu of
Cash
Other than
Temporary
Decline in
Value of
Investments
Deferred
Comp
Expense
Amortization
of 2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
First
Quarter
2014
Adjusted
EBITDA
Electronic Payment
Processing
1.718 - - - 0.027 - - 0.061 1.806
Small Business
Finance
2.691 - - - 0.026 - 1.585 0.369 4.671
Managed
Technology
Solutions
0.751       - - - (0.002) - 0.018 0.337 1.104
All Other (0.399) - - - 0.009 - - 0.051 (0.339)
Corporate Activities (2.187) - - - 0.098 (0.073) 0.009 0.037 (2.116)
CAPCO (0.271) (0.013) (0.001) 0.045 - - 0.024 - (0.216)
Interco
Eliminations
(0.087) (0.087)
Total 2.216 (0.013) (0.001) 0.045 0.158 (0.073) 1.636 0.855 4.823

Newtek®
"The Small Business Authority®"
www.thesba.com

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
First
Quarter
2013
Adjusted
EBITDA
Electronic Payment
Processing
1.835 - - 0.002 - - 0.113 1.950
Small Business Finance 2.175 - - 0.023 - 1.217 0.271 3.686
Managed Technology
Solutions
0.896       - - 0.009 - 0.024 0.326 1.256
All Other (0.462) - - 0.008 - - 0.051 (0.404)
Corporate Activities (1.956) - - 0.124 (0.073) 0.005 0.044 (1.854)
CAPCO (0.286) (0.026) (0.019) - - 0.056 0.001 (0.275)
Total 2.202 (0.026) (0.019) 0.166 (0.073) 1.302 0.807 4.359
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended March 31, 2013
In millions of dollars
*Note: totals may not add due to rounding

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Other than
Temporary
Decline in
Value of
Investments
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
2013
Adjusted
EBITDA
Electronic Payment
Processing
8.304 - - - 0.019 - - 0.358 8.681
Small Business Finance 10.143       - - - 0.103 - 5.568 1.242 17.055
Managed Technology
Solutions
3.564 - - - 0.051 - 0.094 1.316 5.025
All Other (1.606) - - - 0.035 - - 0.202 (1.366)
Corporate Activities (8.002) - - - 0.575 (0.291) 0.027 0.161 (7.529)
CAPCO (1.284) (0.113) (0.021) 0.017 - - 0.174 0.005 (1.222)
Interco Eliminations (0.050) (0.051)
Total 11.069 (0.113) (0.021) 0.017 0.784 (0.291) 5.863 3.284 20.593
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation from Pretax Income (Loss)
For the year ended December 31, 2013
In millions of dollars
*Note: totals may not add due to rounding